SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report:  June 9, 1997


                             NPC INTERNATIONAL, INC.
             (Exact name of registrant is specified in its charter)

                                     Kansas
                            (State of incorporation)


     0-13007                                 48-0817298
(Commission Identification No.)              (IRS Employer Identification No.)

                 720 West 20th Street, Pittsburg, Kansas  66762
               (Address of principal executive office   Zip Code)

                 Registrant's telephone number:  (316/231-3390)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

This filing amends Form 8-K dated March 27, 1997 and filed April 14, 1997 pertaining to the acquisition of 122 Pizza Huts from Pizza Hut, Inc. Financial statements related to the acquired assets were not available at the time Form 8-K was filed. However, in accordance with Rule 3-05(b) of regulation S-X, the applicable statements are included herein.

(a.) Financial statements of business acquired

     The financial statements of the acquired business are presented in Exhibit 99-A to this filing and are incorporated herein by reference.

(b.) Pro forma financial information

     The pro forma financial information required by Article 11 of Regulation S-X, related to this acquisition is presented in Exhibit 99-B to this filing and is incorporated herein by reference.

(c.) Exhibits

     The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NPC INTERNATIONAL, INC.

DATED:    June 9, 1997



Troy D. Cook
Vice President Finance
Chief Financial Officer
Principal Financial Officer

                                INDEX TO EXHIBITS

                                                       PAGE  NO.
                                                       IN THIS
EXHIBIT   DESCRIPTION                                  FILING

99-A      Financial statements of business acquired               4

99-B      Pro Forma Financial Information                        11






Exhibit 99-A
Financial Statements of business acquired









                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
NPC International, Inc.:

We have audited the statement of net assets purchased of the 122 Pizza Hut restaurants (The Pizza Hut Units) as of December 25, 1996 and the related statement of operations for the year then ended. The financial statements are the responsibility of The Pizza Hut Units' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Pizza Hut Units as of December 25, 1996, and the results of their operations for the year then ended in conformity with generally accepted accounting principles.



                                     KPMG Peat Marwick LLP


Wichita, Kansas
April 28, 1997
                               THE PIZZA HUT UNITS

                        Statement of Net Assets Purchased

                                December 25, 1996


Current assets:
        Cash                                                                   $
63,998
 Inventory                                                          491,008
 Prepaid expenses and other current assets                           53,047
       Total current assets                                         608,053

Property and equipment, net of accumulated depreciation
 (note 3)                                                        11,052,029
Intangible assets, net of accumulated amortization (note 4)      15,889,376
                                                                 27,549,458

Commitments (note 5)

       Total assets purchased                                $   27,549,458


See accompanying notes to financial statements.
                               THE PIZZA HUT UNITS

                             Statement of Operations

                      For the Year Ended December 25, 1996


Net sales                                                    $   71,410,529

Costs and expenses:
 Costs of food and beverage                                      20,137,594
 Cost of labor                                                   21,366,449
 Operating expenses                                              17,888,628
 General and administrative expenses (note 7)                     4,457,758
 Depreciation expense (note 3)                                    2,546,544
 Amortization expense (note 4)                                    2,372,083
 Provision for impairment                                           249,019
       Total costs and expenses                                  69,018,075

       Earnings before income taxes                          $    2,392,454


See accompanying notes to financial statements.
(1)Organization and Operations
   The 122 Pizza Hut restaurants (The Pizza Hut Units) are principally located in Kansas, Oklahoma, Arkansas, Texas, Illinois and Indiana. The Pizza Hut Units are composed of casual dining restaurants and delivery-carryout facilities featuring the sale of American and Italian cuisine. Until March
   1997, The Pizza Hut Units were operated by Pizza Hut, Inc., a wholly-owned subsidiary of PepsiCo, Inc.

   In March 1997, The Pizza Hut Units were acquired by NPC International, Inc. and subsidiaries (NPC) pursuant to an Asset Purchase Agreement.

(2)Summary of Significant Accounting Policies
   A summary of significant accounting policies followed in the preparation of the financial statements of The Pizza Hut Units is set forth below.

       (a)  Basis of Presentation
             The statement of net assets purchased represents the assets of The Pizza Hut Units acquired by NPC and excludes land and buildings owned by Pizza Hut, Inc., which will be leased by NPC from Pizza Hut, Inc. under the provisions of the Asset Purchase Agreement.

             The  statement of operations includes all costs applicable  to  the restaurants which were incurred in connection with the operation of The Pizza Hut Units and for which specific identification was practical, including depreciation expense related to buildings to be leased to NPC and which have been excluded from the accompanying statement of net assets purchased. Certain costs incurred by Pizza Hut, Inc. which represent the cost of doing business and for which specific identification to an individual restaurant is not practical have been allocated to The Pizza Hut Units based on an average cost per restaurant. Interest expense and income taxes have not been reflected in the statement of operations.

       (b)  Inventories
             Inventories are stated at the lower of cost (first-in, first-out method) or market.

       (c)  Property and Equipment
             Property and equipment are stated at cost, except for property and equipment that have been determined to be impaired, for which the carrying amount is reduced to estimated fair value. Depreciation of equipment is recognized using the straight-line method over lives of three to seven years. Amortization of leasehold improvements is recognized using the straight-line method and is over the term of the lease, which includes option periods probable of exercise, and which is normally in a range of five to twenty years.

       (d)  Intangible Assets
             Goodwill and reacquired franchise rights are amortized using the straight-line method over a period of twenty years. Other intangible assets are amortized using the straight-line method over the estimated period of benefit.

       (e)  Long-Lived Assets to be Held and Used in the Business
             Long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used in the business are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or a group of assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the future net cash flows are less than the carrying amount of an asset, the impairment recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

       (f)  Advertising
             Advertising expense applicable to The Pizza Hut Units amounted to $4,111,778 and is included in operating expenses in the accompanying statement of operations.

       (g)  Use of Estimates
              The preparation of financial statements in accordance with generally accepted accounting principles requires management of The Pizza Hut Units to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)Property and Equipment
   Restaurant property and equipment at December 25, 1996 consists of the following:

   Restaurant equipment                                $     18,751,014
   Leasehold improvements                                    10,728,003
   Construction in progress                                     349,220
                                                             29,828,237
   Accumulated depreciation                                (18,776,208)

         Restaurant property and equipment, net        $     11,052,029

   As described in note 1(a), the statement of net assets purchased does not include certain buildings and land owned by Pizza Hut, Inc. which are to be leased by NPC with a net carrying value of $4,825,522 and $3,649,410, respectively. Included in depreciation expense is $503,446 related to the depreciation of such buildings.

(4)Intangible Assets
   Intangible assets at December 25, 1996 consist of the following:

   Goodwill and reacquired franchise rights            $     22,744,091
   Other intangibles                                            662,651
                                                             23,406,742
   Accumulated amortization                                 (7,517,366)

         Intangible assets, net                        $     15,889,376

   Intangible  assets  arose  from the allocation of purchase  prices  of  units
   acquired.   Included  in amortization expense is $1,253,846  related  to  the amortization of intangible assets.

(5)Leases
   The Pizza Hut Units have commitments under several noncancelable operating leases for restaurant space that expire over the next ten years. These leases generally provide for rent escalations and contain renewal options for periods ranging from three to five years and require the payment of certain executory costs such as property taxes, maintenance and insurance. Rental payments include minimum rentals plus contingent rentals based on store sales. Rental expense for operating leases during 1996 consisted of the following:

   Minimum rentals                                      $    1,830,052
   Contingent rentals                                          190,110

   Rental expense                                       $    2,020,162

   Future minimum lease payments under noncancelable operating leases as of December 25, 1996 are as follows:

   1997                                                 $    1,821,461
   1998                                                      1,470,809
   1999                                                      1,094,951
   2000                                                        745,643
   2001                                                        520,039
   Thereafter                                                  879,137

   Total minimum lease payments                         $    6,532,040

 (6) Selected Cash Flow Information
   The accompanying financial statements include a statement of net assets purchased which excludes all operating liabilities. Operating liabilities have been excluded because it is not possible to identify liabilities associated with The Pizza Hut Units and because no liabilities have been assumed by NPC. Since liabilities applicable to The Pizza Hut Units have not been identified and presented, a separate statement of cash flows is not presented. Selected cash flow information for the year ended December 25, 1996 is as follows:

   Cash flows from operating activities exclusive of
    changes in liabilities and income taxes:
      Earnings before income taxes                     $      2,392,454
      Depreciation and amortization                           4,918,627
      Provision for impairment of property and equipment        249,019
      Net change in inventories, prepaids and other current
        assets                                                 (51,858)

                                                       $      7,508,242

   Cash flows from investing activities:
    Capital expenditures                               $      2,799,917

(7)Cost Allocations
   As previously described in note 1(a), the accompanying statement of operations of The Pizza Hut Units includes all costs applicable to The Pizza Hut Units which were incurred in connection with the operation of The Pizza Hut Units and for which specific identification was practical which are comprised of cost of food and beverage, labor and operating expenses, depreciation expense, amortization expense and provision for impairment. General and administrative costs incurred by Pizza Hut, Inc. which represent part of the cost of doing business and for which specific identification to an individual restaurant is not practical are allocated to The Pizza Hut Units based on an average cost per restaurant. Costs allocated include such items as costs related to executive management, accounting, data processing, legal, certain employee benefits and certain occupancy costs. Management of NPC believes that the allocation method is reasonable and that it is not practical to estimate what The Pizza Hut Units' costs would have been if they had operated as an unaffiliated entity.


Exhibit 99-B
Pro Forma Financial Information

Pro Forma Condensed
Balance Sheet
NPC International, Inc.
and Subsidiaries
Acquisition from Pizza
Hut, Inc. of 122 Pizza
Hut Units At March 25, 1997

Dollars in thousands
                             As
                          Reported
                                      The Pizza    Pro Forma   Pro Forma
                            The       Hut Units   Adjustments  Statement
                          Company
Assets:
   Total current assets   $ 13,751    $     608               $    14,359

Facilities and
equipment, net of
$77,037 accumulated
depreciation               126,461       11,052       (6,896)     130,617

Intangible assets, net
of $16,276 accumulated
amortization               110,546       15,889         8,500     134,935

   Other assets              9,149                                  9,149
     Total assets         $259,907    $  27,549                $  289,060

Liabilities:
Total current
liabilities               $ 29,156                             $   29,156

Long-term debt             116,777                     29,153     145,930

Other liabilities           18,181                                 18,181


Total equity                95,793       27,549      (27,549)      95,793

Total liabilities and
equity                    $259,907    $  27,549                $  289,060

See notes to pro forma statements

Pro Forma Statement of
Operations NPC
International, Inc. and
Subsidiaries
Acquisition from Pizza
Hut, Inc. of 122 Pizza
Hut Units
For the 52 weeks ended
March 25, 1997




Dollars in thousands,
except share data
                             As
                          Reported
                                      The Pizza     Pro Forma     Pro Forma
                            The       Hut Units    Adjustments    Statement
                          Company

Net sales                 $295,285    $   71,411  $      (1,831)  $ 364,865

Cost of sales               80,618        20,138           (528)    100,228
Direct labor                81,086        21,367           (609)    101,844
Other                       75,523        21,553             996     98,072
Total operating expenses   237,227        63,058                    300,144

Income from restaurant
operations                  58,058         8,353                     64,721

General and
administrative expenses     17,710         4,707                     22,417

Depreciation and
amortization                 6,121         1,254             127      7,502

Operating income            34,227         2,392                     34,802

Interest and other
income/(expense)           (5,144)                        (4,293)    (9,437)

Income before taxes         29,083         2,392                     25,365

Provision for income
taxes                       11,272                        (1,441)     9,831

Net income                $ 17,811    $    2,392                  $  15,534

Earnings per share        $   0.71                                $    0.62

Weighted average shares
outstanding              25,021,020                               25,021,020

See notes to pro forma statements
Notes to pro forma statements

1. Basis of presentation - The pro forma financial statements include the accounts and results of operation for NPC International, Inc. and subsidiaries (the Company), and 122 Pizza Hut units (the Pizza Hut Units) owned and operated by Pizza Hut, Inc. (PHI) a wholly-owned subsidiary of PepsiCo, Inc. The statements of the Company are as of and for the 52 weeks ended March 25, 1997, and the statements of the Pizza Hut Units are as of and for the 52 weeks ended December 25, 1996. These statements have been prepared in accordance with
Article 11 of  the Securities & Exchange Commission Regulation S-X.

2. Description of transaction - In March 1997 the Pizza Hut Units were acquired by the Company pursuant to an Asset Purchase Agreement. The transaction closed in two distinct phases. Phase I consisted of 60 units with a purchase price of $27.3 million and closed on March 6, 1997. Phase II consisted of 62 units with the purchase price of $28.1 million and closed on March 27, 1997, subsequent to the Company's fiscal year-end.

3.   Balance Sheet

a) A full balance sheet has not been presented for the Pizza Hut Units because PHI does not record certain transactions on an individual unit basis. Alternatively, a statement of net assets purchased has been presented which represents the assets of the Pizza Hut Units acquired by the Company and excludes land and buildings owned by PHI which will be leased by the Company from PHI.

b) The Company's year end balance sheet reflects facilities and equipment of $3,741,000 and franchise rights of $23,929,000 based on the purchase price allocation for Phase I of the transaction. The 60 units consisting of the Phase I transaction are also included in the statement of net assets purchased of the Pizza Hut Units. Therefore, the pro forma adjustments are net of the reversal of these amounts to avoid double counting the effect of the Phase I transaction.

4.   Statement of Operations

a) Interest expense and income taxes have not been reflected in the statement of operations of the Pizza Hut Units. Pro forma adjustments have been made for these items. To conform the statement of operations of the Pizza Hut Units to the presentation used by the Company, depreciation expense of $2,547,000 and amortization expense of $1,118,000 has been included in other operating expenses. The provision for impairment of $249,000 presented in the statement of operations for the Pizza Hut Units has been included in general and administrative expenses.

b) The Company's statement of operations reflects the results of the 60 Phase I units for the twenty days from closing to the Company's fiscal year end. The results for this period include sales of $1,831,000, cost of sales and direct labor of $528,000 and $609,000 respectively, and other operating expenses of $460,000 which have been removed in the pro forma adjustments.

c) The pro forma adjustments for other operating expenses include a four percent royalty to be paid by the Company to PHI, depreciation expense related to fixed assets of $1,366,000, the reversal of $3,665,000 of depreciation and amortization expense included in the statement of the Pizza Hut Units, and a net increase in rental expense of $1,100,000 related to facilities that will continue to be owned by PHI and leased by the Company. The Company will depreciate facilities and equipment acquired in the transaction over an average of six years.

d) Depreciation and amortization expense includes a pro forma adjustment to increase expense $127,000 related to the amortization of franchise rights over a 35 years based on the 20 year term of the franchise agreement plus one 15 year renewal option.

e) Interest expense has been computed using an average annual borrowing rate, as of the beginning of the fiscal year, of 7.7%.

f) The Company's effective tax rate for the fiscal year ended March 25, 1997 was 38.76%, which has been used to compute the pro forma tax adjustment.